Quarterly Holdings Report
for
Fidelity® Sustainable Multi-Asset Fund
December 31, 2023
MAF-NPRT1-0224
1.9904618.101
Domestic Equity Funds - 38.5%
	Shares	Value ($)
Fidelity Sustainable U.S. Equity ETF (a)	80,168	1,807,123
Fidelity U.S. Sustainability Index Fund (a)	227,865	4,842,122
TOTAL DOMESTIC EQUITY FUNDS (Cost $5,690,168)		6,649,245

International Equity Funds - 32.1%
	Shares	Value ($)
Fidelity International Sustainability Index Fund (a)	200,400	2,344,676
Fidelity Sustainable Emerging Markets Equity Fund (a)	91,775	751,636
Fidelity Sustainable International Equity Fund (a)	277,507	2,455,940
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $5,166,589)		5,552,252

Bond Funds - 29.4%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	147,093	1,329,720
Fidelity Long-Term Treasury Bond Index Fund (a)	86,805	879,336
Fidelity Sustainable Core Plus Bond Fund (a)	279,691	2,620,707
Fidelity Sustainable Low Duration Bond Fund (a)	24,660	250,294
TOTAL BOND FUNDS (Cost $5,085,099)		5,080,057

Short-Term Funds - 0.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (b) (Cost $517)	517	517

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $15,942,373)	17,282,071
NET OTHER ASSETS (LIABILITIES) - 0.0%	3,489
NET ASSETS - 100.0%	17,285,560

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	348	69,390	69,221	34	-	-	517	0.0%
Total	348	69,390	69,221	34	-	-	517

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	820,095	550,528	45,748	41,815	(112)	4,957	1,329,720
Fidelity International Sustainability Index Fund	935,377	1,319,846	59,638	56,458	209	148,882	2,344,676
Fidelity Long-Term Treasury Bond Index Fund	673,572	181,313	56,569	6,601	(446)	81,466	879,336
Fidelity Sustainability Bond Index Fund	554,310	10,989	551,523	949	(42,189)	28,413	-
Fidelity Sustainable Core Plus Bond Fund	1,653,438	1,075,285	251,177	21,037	(6,522)	149,683	2,620,707
Fidelity Sustainable Emerging Markets Equity Fund	920,216	149,522	362,685	11,771	(14,707)	59,290	751,636
Fidelity Sustainable International Equity Fund	2,404,669	530,208	671,466	35,485	(45,684)	238,213	2,455,940
Fidelity Sustainable Low Duration Bond Fund	538,331	60,399	349,223	4,455	3,760	(2,973)	250,294
Fidelity Sustainable U.S. Equity ETF	1,461,100	152,966	-	3,447	-	193,057	1,807,123
Fidelity U.S. Sustainability Index Fund	3,485,249	1,320,936	371,560	47,113	286	407,211	4,842,122
	13,446,357	5,351,992	2,719,589	229,131	(105,405)	1,308,199	17,281,554

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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